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                                                                    EXHIBIT 23.1
                         INDEPENDENT AUDITORS' CONSENT




         We consent to the incorporation by reference in this Registration Statement of Hawthorne Financial Corporation on Form S-4 of our report dated January 31, 1997 appearing in the Annual Report on Form 10-K of Hawthorne Financial Corporation for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.

                                                  DELOITTE & TOUCHE LLP



February 5, 1998
Los Angeles, California